September 19, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:     Evergreen Municipal Trust (the "Trust")
        No. 333-36033/811-08367

Ladies and Gentlemen:

     Pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the "Act"), enclosed are revised versions of the prospectuses for Evergreen Offit California Municipal Bond Fund, Evergreen Offit National Municipal Bond Fund and Evergreen Offit New York Municipal Bond Fund contained in the Trust's Post-Effective Amendment No. 31 to Registration Statement No. 333-36033/811-08367) filed on September 16, 2002.

     Revisions include the following changes made pursuant to comments made by the Commission on September 16, 2002:

     (a) Under the investment advisor section, we clarified that OFFITBANK Fund Advisors is a subsidiary of Wachovia Corporation.

     (b) We revised the disclosure under each fund's portfolio management section to clarify in what capacity each portfolio manager served while employed by OFFITBANK since 1997.

     (c) For Evergreen Offit New York Municipal Bond Fund we included further risk disclosure to address the events of September 11, 2001.

     If you have any questions or would like further information, please call me at (617) 210-3685.


                                             Very truly yours,

                                             /s/ Irma I. Irizarry

                                             Irma I. Irizarry